                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 31, 2000


                             URANIUM RESOURCES, INC.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                            0-17171                75-2212772
 ------------------------------        ----------------------      ---------------
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
          INCORPORATION)                                          IDENTIFICATION NO.)



12750 Merit Drive, Suite 720, Dallas, Texas                            75251
-------------------------------------------                           --------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             ZIP CODE


                                  972-387-7777
               --------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




               12750 Merit Drive, Suite 1020, Dallas, Texas, 75251
           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




              Exhibit Index Begins on Sequentially Numbered Page 4

ITEM 5.  OTHER EVENTS.

         Uranium Resources, Inc. (the "Company") ceased production activities in 1999 at both of its two producing properties because of continued depressed uranium prices. In 1999 and the first quarter of 2000 the Company monetized all of its remaining uranium sales contracts and sold certain of its property and equipment to maintain a positive cash position. The Company has exhausted all of its available sources of cash to support continuing operations and will be unable to continue in business beyond June 2000 unless it can secure a cash infusion.

         The Company's near-term potential illiquidity necessitates a reevaluation of the Company's method of valuing its uranium properties for accounting purposes. Because of the current lack of capital to bring the Company's properties into production and the absence of any certain source of capital that will permit the Company to remain in business beyond June 2000, these properties can no longer be valued based upon the methodology that assumes they will ultimately be placed into production. This method has been consistently utilized by the Company to value its uranium properties in the past. The Company must instead utilize a valuation method whereby the properties are assumed to be held for sale by the Company. The Company's independent public accountants have advised the Company that it will be unable to perform an audit of the Company's financial statements for year-end 1999 unless the property valuation as a held for sale basis is supported by an appraisal from an independent third party. The Company does not have the funds to retain an independent third party to perform that valuation. As a result, the Company will be unable to include in its Annual Report on Form 10-K for 1999 (the "1999 10-K") audited financial statements.

         The Company intends to file unaudited financial statements for year-end 1999 as part of its 1999 10-K. The Company is currently analyzing alternative means for valuing its properties under the held for sale methodology in the absence of a third-party appraisal and expects to have concluded such analysis in time to file the unaudited financial statements by April 14, 2000. It is likely that the analysis will result in a material reduction in the carrying value of the Company's properties from the $40,650,000 carried at September 30, 1999 and could reduce the value to zero with the result that the Company could have a deficit in its shareholders' equity at December 31, 1999.

         For the foregoing reason, the Company requires additional time to finalize its 1999 10-K. The Company is continuing to pursue potential sources of capital that would permit it to continue in business.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

                  None.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       URANIUM RESOURCES, INC.



Date:    March 31, 2000                /s/ Paul K. Willmott
                                       --------------------
                                       Paul K. Willmott
                                       President, Chief Executive Officer
                                       and Chairman of the Board of Directors



                                       3